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                                                              Exhibit 99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the General Securities, Incorporated, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the General Securities, Incorporated for the period ended May 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the General Securities, Incorporated for the stated period.


/s/ Craig H. Robinson
---------------------
Craig H. Robinson
President and Treasurer, General Securities,
Incorporated

Dated: 8/3/04
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by General Securities, Incorporated for purposes of the Securities Exchange Act of 1934.

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